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______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              ___________________


                                    FORM 8-K
                                 CURRENT REPORT

                              ___________________


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              ___________________

         Date of Report (Date of earliest event reported): May 14, 1998

                              ___________________


                         WaveRider Communications Inc.
                      __________________________________
            (Exact name of registrant as specified in its charter)


    Nevada                          0-25680                       33-0264030
_________________            _____________________           ___________________
(State or other              (Commission File No.)             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


                         604 Edward Avenue, Unit No. 3
                    Richmond Hill, Ontario, Canada L4C 9Y7
         ____________________________________________________________
         (Address of principal executive offices, including zip code)



                                (416) 410-4843
             ____________________________________________________
             (Registrant's telephone number, including area code)


________________________________________________________________________________
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                               TABLE OF CONTENTS


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT...............  1
         ---------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS...........................  1
         ---------------------------------
         Exhibits....................................................  1
         --------
SIGNATURE............................................................  2

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On May 14, 1998, upon the recommendation and approval of the Board of Directors, the Registrant engaged Price Waterhouse ("PW") of Toronto, Ontario, Canada, as the independent auditors of the Registrant to audit the financial statements for the year ending December 31, 1998. The Registrant's previous independent auditors, Johnson, Holscher & Company, P.C. ("Johnson") of Denver, Colorado, were notified of their dismissal on May 14, 1998.

     (b) Johnson's reports on the Registrant's financial statements for the fiscal years ended December 31, 1996, and December 31, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (c) The Registrant has had no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused Johnson to make reference to the subject matter of the disagreement in connection with its reports.

     (d) Johnson has not advised the Registrant that (i) the internal controls necessary for the Registrant to develop reliable financial statements do not exist; (ii) information has come to Johnson's attention which has made Johnson unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; (iii) there is or was a need to expand significantly the scope of its audit, or that information has come to Johnson's attention, that Johnson has concluded will, or that if further investigated might, materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements.

     (e) The Registrant has provided a copy of the disclosures contained herein prior to the filing of this Current Report and has requested that within ten
(10) business days after the filing of this Current Report, Johnson furnish a letter addressed to the Commission stating whether Johnson agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. The Registrant will file such letter as an exhibit to this Current Report once such letter is available to the Registrant.

     (f) No consultations occurred between the Registrant and PW during the two most recent fiscal years and any subsequent interim periods prior to the recent appointment of PW regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          Exhibits.
          --------

                   16.1  --  Letter from Johnson, Holscher & Company, P.C.*
*         To be filed by amendment to this Current Report.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WAVERIDER COMMUNICATIONS INC.



                                    /s/ William E. Krebs
                                    --------------------------------------------
                                    Name:  William E. Krebs
                                    Title: Secretary


Date:  May  20  , 1998
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